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                                                                Exhibit 1 to 8-K

                                                                  EXECUTION COPY





                               ARVINMERITOR, INC.
                              6 5/8% Notes Due 2007

                             UNDERWRITING AGREEMENT
                                  June 26, 2002


DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
As Representatives of the several
Underwriters named in Schedule B hereto

c/o Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

         The undersigned, ArvinMeritor, Inc., an Indiana corporation (the "Company"), confirms its agreement with Deutsche Bank Securities Inc. ("Deutsche Bank") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as representatives of the several underwriters named in Schedule B hereto (the "Underwriters"). If the firms listed in Schedule B hereto include only the firms listed in Schedule A hereto (the "Representatives"), then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firms.

         The Company proposes to issue and sell debt securities of the title and amount set forth in Schedule A hereto (the "Purchased Securities"), to be issued under the Indenture dated as of April 1, 1998, as supplemented (the "Indenture"), between the Company and BNY Midwest Trust Company, as Trustee.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333-58760), relating to $750,000,000 of debt securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such Registration Statement has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such Registration Statement and the Prospectus or Prospectuses relating to the sale of the Purchased Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as they may from time to time be amended or supplemented, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise (including by means of the Prospectus Supplement (as defined below)), are in each case collectively referred to herein as the
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"Registration Statement" and the "Prospectus," respectively; provided, however, that a supplement to the Prospectus contemplated by Section 3(a), including a preliminary form of such a supplement to the Prospectus, if any, previously filed with the Commission pursuant to Rule 424 of the 1933 Act (collectively, a "Prospectus Supplement"), shall be deemed to have supplemented the Prospectus only with respect to the offering of the Purchased Securities to which it relates. If the Company elects to rely on Rule 434 under the 1933 Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Representatives by the Company in reliance on such Rule 434. If the Company files a registration statement to register a portion of the Purchased Securities and relies on Rule 462(b) under the 1933 Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

         SECTION 1. Representations and Warranties. The Company represents and warrants to each Underwriter as of the date hereof, as follows:

         (a) The Registration Statement has been declared effective by the Commission under the 1933 Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and the Prospectus, at the time the Registration Statement became effective complied, as of the date hereof complies, and as of the Closing Time will comply, in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations"), the 1934 Act and the rules and regulations thereunder and the 1939 Act. The Registration Statement, at the time the Registration Statement became effective did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date did not, and as of the date hereof does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply (i) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or (ii) to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) (the "Form T-1") of the Trustee under the Indenture.

         (b) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder, and none of such documents when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any documents incorporated by reference in the Registration Statement and the Prospectus subsequent to the date hereof will, when filed with the Commission, conform in all

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material respects to the requirements of the 1934 Act and the rules and regulations thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (c) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole.

         (d) The Company has been duly incorporated and is validly existing under the laws of the State of Indiana, and each of Meritor Heavy Vehicle Systems LLC, a Delaware limited liability company ("HVS"), ArvinMeritor OE, LLC, a Delaware limited liability company ("AMOE"), Maremont Exhaust Products, Inc., a Delaware corporation ("Maremont"), Arvin International Holdings, LLC, a Delaware limited liability company ("AIH"), Purolator Products NA Inc., a Delaware corporation ("PPNA") and Roll Coater, Inc, an Indiana corporation ("RCI"), has been duly formed or incorporated, is validly existing and is in good standing under the laws of the jurisdiction of its respective incorporation or formation. The Company, HVS, AMOE, Maremont, AIH, PPNA and RCI each has the requisite power and authority as a corporation or a limited liability company to carry on its business as currently being conducted, to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation or limited liability company in each jurisdiction where such qualification is necessary, except in such jurisdictions where the failure so to qualify or to be in good standing would not have a material adverse effect on the general affairs, business, properties, management, financial position or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

         (e) All of the outstanding Common Shares of HVS and AMOE, and all of the outstanding Common Stock of Maremont, AIH, PPNA and RCI are validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights, and are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, options, calls, commitments for sale or Liens related to or entitling any person to purchase or otherwise to acquire any equity interests in HVS, AMOE, Maremont, AIH, PPNA or RCI.

         (f) None of the Company, HVS, AMOE, Maremont, AIH, PPNA or RCI is in violation of its respective certificate of incorporation or by-laws or other organizational documents or in default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them or any of their properties may be bound, except for any violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect. The execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action; each of this Agreement and the Indenture are, and when duly executed and delivered in accordance with their terms, will be,

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valid and legally binding agreements of the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or Bylaws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree applicable to the Company; no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1939 Act or the Regulations and as may be required under state securities or Blue Sky laws; and the Indenture is enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (g) The Purchased Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when duly executed, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Purchased Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Purchased Securities denominated other than in U.S. dollars be converted into U.S. dollars at an exchange rate prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States, and will be entitled to the benefits of the Indenture, which will be substantially in the form heretofore delivered to you, except as supplemented to reflect the terms of any one or more series of debt securities.

         (h) The Purchased Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Prospectus and the applicable Prospectus Supplement.

         (i) No strike or labor stoppage by the employees of the Company or any subsidiary exists, or, to the knowledge of the Company, is imminent which is expected to have a Material Adverse Effect.

         (j) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated therein); and the supporting schedules included or incorporated by reference in the Registration Statement

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present fairly the information required to be stated therein. Any quarterly or other unaudited interim financial statements included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in compliance with the applicable requirements of the 1933 Act, the Regulations, the 1934 Act and the rules and regulations thereunder and have been prepared on a basis substantially consistent (except as otherwise stated therein) with that of the applicable audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, and such unaudited financial statements contain all adjustments necessary to present a fair statement of the results of operations for the periods reported. Any pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X, and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

         (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or, to the knowledge of the Company, is threatened to be a party or to which any property of the Company or any of its subsidiaries is or is threatened to be the subject which could individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.

         (l) To the knowledge of the Company, Deloitte & Touche LLP who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Securities Act.

         (m) The Company is not and, after giving effect to this offering and sale of the Securities, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         Any certificate signed by any officer of the Company and delivered to you or counsel for the Underwriters in connection with an offering of the Purchased Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter participating in such offering.

         SECTION 2. Purchase and Sale. The several and not joint commitments of the Underwriters to purchase the Purchased Securities in the respective amounts set forth on Schedule B hereto shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         Payment of the purchase price for, and delivery of, any Purchased Securities to be purchased by the Underwriters shall be made at the office specified in Schedule A hereto or at such other place as shall be agreed upon by you and the Company, on the date and at the time so specified or such other time as shall be agreed upon by you and the Company (such time and date being referred to as the "Closing Time"). Payment shall be made to the Company by wire transfer to an account designated by the Company in immediately available funds against delivery to you for the respective accounts of the Underwriters of the Purchased Securities to be purchased by them. Such Purchased Securities shall be in such denominations and registered in

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such names as you may request in writing at least two business days prior to the
Closing Time. Such Purchased Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time.

         Delivery at the Closing Time of any Purchased Securities that are in bearer form shall be effected by delivery of a single temporary global security without coupons (the "Global Debt Security") evidencing the Purchased Securities that are in bearer form to a common Depositary or its nominee for the accounts of the Euroclear System ("Euroclear"), and for Clearstream Banking, S.A. ("Clearstream Banking") for credit to the respective accounts at Euroclear or Clearstream Banking of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to you not later than the Closing Time, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security by the method and in the form set forth in Schedule A hereto. The Company shall cause definitive Purchased Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Purchased Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

         SECTION 3. Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

         (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of the Purchased Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in the offering and the principal amount of the Purchased Securities which each severally has agreed to purchase, the names of the Underwriters acting as Representatives in connection with the offering, the price at which the Purchased Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as you and the Company deem appropriate in connection with the offering of the Purchased Securities. The Company will transmit copies of the Prospectus Supplement to the Commission for timely filing pursuant to Rule 424 of the Regulations and will furnish, not later than 48 hours prior to the Closing Time, to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

         (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Purchased Securities any event shall occur or condition exist as a result of which it is necessary to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

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         (c) The Company will make generally available to its security holders, in each case as soon as practicable, an earning statement (in form complying with the provisions of Section 11(a) of the 1933 Act and the Regulations, which need not be certified by independent certified public accountants unless required by the 1933 Act or the Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in Rule 158 of the Regulations) of the Registration Statement.

         (d) The Company will give you notice of its intention to file any amendment to the Registration Statement or any supplement to the Prospectus with respect to the Purchased Securities, including those made by the filing of documents pursuant to the 1934 Act, and will furnish you with copies of any such amendment or supplement proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement to which you or your counsel has reasonably objected.

         (e) The Company will notify each of you immediately, and confirm the notice in writing, (i) of the filing or effectiveness of any amendment to the Registration Statement, (ii) of the filing of any supplement to the Prospectus with respect to the Purchased Securities, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus with respect to the Purchased Securities or for additional information with respect thereto, (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Purchased Securities for offer or sale in any state or jurisdiction of the United States or the initiation or threatening of any proceeding for such purpose and (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

         (f) The Company will deliver to each of you as many signed and conformed copies of the Registration Statement (as originally filed) and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

         (g) The Company will endeavor, in cooperation with Sidley Austin Brown & Wood, counsel for the Underwriters, to qualify the Purchased Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Purchased Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to take any action which would subject it to general consent to service of process in any state in which it is not now qualified or not now so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Purchased Securities have been qualified as above provided.

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         (h) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

         (i) Between the date of this Agreement and the Closing Time, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year (other than one or more other series of debt securities to be issued under the Indenture, having a maturity or maturities different from the date of maturity of the Purchased Securities, with respect to which the Company has entered into a contract for sale on the sale day as the effective date of this agreement).

         (j) The Company will use its best efforts to permit the Purchased Securities to be eligible for clearance and settlement through the facilities of the Depository Trust Company ("DTC").

         SECTION 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase the Purchased Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, as of the date hereof and as of the Closing Time, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

         (a) At the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company or the Underwriters, threatened by the Commission, (ii) the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company subsequent to the date of this Agreement and prior to the Closing Time shall not have been lowered and no such rating agency shall have publicly announced during that period that it is placing any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading and
(iii) the Prospectus, together with the applicable Prospectus Supplement, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (b) At the Closing Time you shall have received:

                  (1) The favorable opinion, dated as of the Closing Time, of Dewey Ballantine LLP, counsel for the Company, in form and substance satisfactory to you, to the effect that:

                           (i) Assuming the due authorization, execution and
                  delivery by the Company, the Indenture constitutes the valid and binding agreement of the Company, and is enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and general principles of equity (regardless of whether such

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                  enforceability is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Purchased Securities denominated other than in U.S. dollars be converted into U.S. dollars at an exchange rate prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                           (ii) Assuming due authorization, execution,
                  authentication and delivery, the Purchase Securities are valid and binding obligations of the Company, and are enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Purchased Securities denominated other than in U.S. dollars be converted into U.S. dollars at an exchange rate prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States, and will be entitled to the benefits of the Indenture.

                           (iii) The Indenture and the Purchased Securities
                  conform in all material respects to the descriptions thereof contained in the Prospectus and the applicable Prospectus Supplement.

                           (iv) The Registration Statement is effective under
                  the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                           (v) The Registration Statement and the Prospectus
                  (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the 1933 Act, the 1939 Act (other than Form T-1, as to which no opinion need be rendered) and the Regulations.

                           (vi) No consent, approval, authorization or order of
                  any U.S. federal or New York State court or governmental authority or agency is required in connection with the issue and sale by the Company of the Purchased Securities to the Underwriters, except such as have been obtained under the 1933 Act, the Regulations or the 1939 Act and as may be required under any state securities laws, and the execution and delivery of this Agreement and the Indenture.

Such counsel shall also state that although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent described in paragraph (vi) above), nothing has come

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to their attention that would lead them to believe that the Registration
Statement (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no view need be rendered), as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, supplemented by the Prospectus Supplement as of the date of the Prospectus Supplement and at the Closing Time (other than the financial statements and other financial and statistical data included or incorporated by reference therein and the Form T-1, as to which no view need be rendered), contained or contains, as the case may be, an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (2) The favorable opinion, dated as of the Closing Time, of Baker & Daniels, counsel for the Company, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has corporate power and authority to
                  own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Indenture.

                           (ii) The Company has been duly incorporated and is
                  validly existing as a corporation under the laws of the State of Indiana.

                           (iii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company.

                           (v) The Purchased Securities have been duly
                  authorized by all necessary corporate action, and have been duly executed and authenticated as specified in the Indenture and delivered against payment therefor pursuant to this Agreement.

                  (3) The favorable opinion, dated as of the Closing Time, of the General Counsel or an Assistant General Counsel of the Company, in form and substance satisfactory to you, to the effect that:

                           (i) The Company is duly qualified as a foreign
                  corporation and is in good standing in the State of Michigan and in each other jurisdiction where such qualification is necessary, except in such jurisdictions where the failure so to qualify or to be in good standing will not subject the Company to any liability material to the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

                           (ii) Each of HVS, AMOE, Maremont, AIH, PPNA and RCI
                  is a subsidiary of the Company, has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of the State of

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                  its incorporation or formation and is duly qualified and is in good standing as a foreign limited liability company or corporation, as the case may be, in each jurisdiction where such qualification is necessary, except in such jurisdictions where the failure so to qualify or to be in good standing will not subject the Company to any liability material to the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise; the outstanding Common Shares of HVS and AMOE, and the outstanding Common
                  Stock of Maremont, AIH, PPNA and RCI are validly issued, fully paid and nonassessable and are owned by the Company free and clear of any Liens. None of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                           (iii) To the best of his or her knowledge, none of
                  the Company, HVS, AMOE, Maremont, AIH, PPNA or RCI is in violation of its charter, by-laws or similar organizational documents, and no facts have come to his or her attention that would lend such counsel to conclude that a default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or Prospectus or incorporated therein by reference except as would not have a Material Adverse Effect; the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or, to the best of his or her knowledge, by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or Bylaws of the Company or any law, administrative regulation or administrative or court decree applicable to the Company.

                           (iv) Each document, if any, filed pursuant to the
                  1934 Act (other than the financial statements and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) and incorporated by reference to the Prospectus, complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

                           (v) There is no litigation or governmental proceeding
                  pending or, to the best of his or her knowledge, threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or which is required to be disclosed in the Prospectus which is not adequately disclosed therein; and except as may be disclosed in the Prospectus, there is no such litigation or governmental proceeding which would have a Material Adverse Effect.

                           (vi) To the best of his or her knowledge, there are
                  no contracts which are required to be filed as exhibits to the Registration Statement which are not so filed or which are required to be disclosed in the Prospectus which are not adequately disclosed therein; all descriptions in the Prospectus of, contracts and other documents to which the Company or its subsidiaries are a party conform in all material respects to the terms of such documents to the extent described therein.

                           (vii) The Indenture is qualified under the 1939 Act.

                  (4) The favorable opinion or opinions, dated as of the Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, with respect to the Registration Statement, the Prospectus and such matters as the Representatives may require.

         (c) At the Closing Time there shall not have been, since the date of this Agreement, any material adverse change in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, or any development involving a prospective material adverse change in or affecting particularly the financial condition of the Company and its subsidiaries taken as a whole, and you shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and the Chief Financial Officer of the Company, dated as of the Closing Time, to the effect that there has been no such material adverse change or prospective change and to the effect that the representations and warranties of the Company contained in Section 1 are true and correct as of the Closing Time.

         (d) You shall have received from Deloitte & Touche LLP a letter, addressed to you and dated as of the date hereof and delivered at such time, in form satisfactory to you and containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Prospectus; and at the Closing Time, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, in form satisfactory to you and to the effect that they reaffirm the statements made in their letter dated as of the date hereof, other than any necessary exceptions to such letter, except that the specified date referred to shall be a date not more than 3 business days prior to the Closing Time.

         (e) At the Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Purchased Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Purchased Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

         SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Purchased Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, the Trustee under the Indenture and the Trustee's counsel, (iv) the qualification of the Purchased Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus including all supplements and amendments thereto, (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of the Purchased Securities on the New York Stock Exchange, and (ix) any fees and expenses of DTC in connection with the Purchased Securities.

         If this Agreement is terminated by you in accordance with the provisions of Section 4 or Section 9(i), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, reasonably incurred in connection with the subject matter of this Agreement. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

         SECTION 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made
                  (i) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus or (ii) in that part of the Registration Statement which constitutes the Form T-1;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) subject to subparagraph (c), against any and
                  all expense whatsoever as and when incurred (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

         This indemnity agreement shall not apply to any Underwriter or any such person who controls any Underwriter with respect to the Prospectus to the extent that any loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (excluding documents incorporated therein by reference), in accordance with Section 3(d) of this Agreement at least 48 hours prior to the Closing Time, to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Time, and such Prospectus as amended or supplemented was required by law to be delivered at or prior to the written confirmation of sale to such person and
(ii) the furnishing or giving by such Underwriter of such Prospectus as amended or supplemented by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have cured the defect giving rise to such loss, liability, claim, damage or expense.

         Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

         (c) In case any proceeding (including any governmental investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding subsections (a) and (b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of subsections (a) and (b) above. The indemnifying party shall have the right to retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements as incurred of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall not have retained counsel reasonably satisfactory to the indemnified party within a reasonable time following notice of the claim or (iv) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed periodically on a reasonable basis as agreed by the parties. Such separate firm shall be designated in writing by you in the case of parties indemnified pursuant to subsection (a) of this Section and by the Company in the case of parties indemnified pursuant to subsection (b) of this Section. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle any pending or threatened proceeding in respect of which indemnification could have been sought hereunder by such indemnified party (whether or not the indemnified party is an actual party to such claim or action) unless such settlement includes an unconditional release of such indemnified party from all liability on the claims that are the subject matter of such action and does not include any statement as to or any admission of fault, culpability or failure to act by or on behalf of any indemnified party.

         SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unavailable or insufficient by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters of the Purchased Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in respect of such offering in such proportions as will reflect the relative benefits from the offering of such Purchased Securities received by the Company on the one hand and by such Underwriters on the other hand, provided that if the Purchased Securities are offered by the Underwriters at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such Prospectus Supplement bears to the initial public offering price appearing therein and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable consideration referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified person as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

         The remedies provided for in Sections 6 and 7 hereunder are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         SECTION 8. Representations and Warranties to Survive Delivery. All representations and warranties contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Purchased Securities to the Underwriters.

         SECTION 9. Termination. You may terminate this Agreement, immediately upon notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Purchased Securities or enforce contracts for the sale of the Purchased Securities on the terms and in the manner contemplated by this Agreement, or (iii) if trading in any securities issued or guaranteed by the Company has been suspended by the Commission or any securities exchange or in any over-the-counter debt securities market, or if trading generally on any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or any over-the-counter debt securities market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or (iv) if a general moratorium on commercial banking activities has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in
Section 7, and the provisions of Section 8 and 13 shall remain in effect.

         SECTION 10. Default. If one or more of the Underwriters participating in an offering of the Purchased Securities shall fail at the Closing Time to purchase the Purchased Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), then you shall have the right, within 36 hours thereafter, to make arrangements satisfactory to the Company for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 36 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Purchased Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of the non-defaulting Underwriters; or

         (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Purchased Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. In the event that the Company shall be entitled to but shall not elect to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Agreement. In the event of a default by any Underwriter or Underwriters as set forth in this Section, if the Company does not elect to terminate this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at your address set forth in Schedule A hereto; notices to the Company shall be directed to it at 2135 West Maple Road, Troy, Michigan, 48084-7186, attention of the Secretary with a copy to the Treasurer.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Purchased Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law. This Agreement shall be governed by the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                                                Very truly yours,

                                                ARVINMERITOR, INC.



                                                By: /s/ Frank A. Voltolina
                                                    ----------------------------
                                                    Frank A. Voltolina
                                                    Vice President and Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written:

DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
As Representatives of the several Underwriters

By: Deutsche Bank Securities Inc.

By: /s/ Matthew J. Siracuse
    --------------------------------
    Name: Matthew J. Siracuse
    Title: Vice President

By: /s/ Daniel F. Denton
    --------------------------------
    Name: Daniel F. Denton
    Title: Managing Director

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated



By: /s/ Joseph McIntosh
    --------------------------------
    Name: Joseph McIntosh
    Title: Vice President

                                   SCHEDULE A

                                 TERMS AGREEMENT

                   Underwriting Agreement dated June 26, 2002

Representative(s): Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Title of Securities:                6 5/8% Notes Due 2007

Amount of Securities:               $200,000,000

Price to Public: 99.684% and accrued interest, if any, from July 1, 2002

Purchase Price: 98.309% and accrued interest, if any, from July 1, 2002

Closing -

         Office for delivery of Securities:
         Sidley Austin Brown & Wood LLP
         875 Third Avenue
         New York, New York 10022

         Office for payment for Securities:
         Sidley Austin Brown & Wood LLP
         875 Third Avenue
         New York, New York 10022

         Date and time of Closing: July 1, 2002 at 10:00 am

         Office for checking Securities:
         Sidley Austin Brown & Wood LLP
         875 Third Avenue
         New York, New York 10022

         Underwriting commissions or other compensation:

         Addresses for notices per Section 11:

         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
         4 World Financial Center
         New York, New York  10080
         Attn: Transaction Management Group
         Fax: (212) 449-2234

         Deutsche Bank Securities Inc.
         31 West 52nd Street, 3rd Floor
         New York, New York 10019
         Attention: Debt Capital Markets
         Fax: (212) 469-7875

                                                                Exhibit 1 to 8-K

                                                                  Execution Copy

                                   SCHEDULE B

                   Underwriting Agreement dated June 26, 2002

UNDERWRITER                                PRINCIPAL AMOUNT OF NOTES
----------                                 -------------------------
Deutsche Bank Securities Inc.                    $ 73,000,000
Merrill Lynch, Pierce, Fenner & Smith              73,000,000
                     Incorporated
Banc of America Securities LLC                     10,500,000
HSBC Securities (USA) Inc.                         10,500,000
UBS Warburg LLC                                    10,500,000
Banc One Capital Markets, Inc.                      7,500,000
Credit Lyonnais Securities (USA) Inc.               7,500,000
Comerica Securities, Inc.                           7,500,000

         Total                                   $200,000,000
                                                 ============